Exhibit 99.2
ThredUp Inc.
Second Quarter 2024 Supplemental Financials
Key Financial Metrics for the Quarter
•Revenue of $79.8 million
◦vs. $82.7 million in 2Q23
◦Decline of 3.5% YoY
•Gross profit of $56.1 million
◦vs. $55.7 million in 2Q23
◦Growth of 0.7% YoY
•Gross margin of 70.4%
◦vs. 67.4% in 2Q23
•GAAP net loss of $14.0 million
◦vs. net loss of $18.8 million in 2Q23
•Adjusted EBITDA loss of $1.5 million
◦vs. loss of $5.0 million in 2Q23
•Adjusted EBITDA loss margin of 1.9%
◦vs. loss margin of 6.1% in 2Q23
•Cash, cash equivalents, restricted cash and short-term marketable securities were $60.7 million at the quarter end
•Total quarter Active Buyers of 1.666 million
◦vs. 1.710 million in 2Q23
◦A decrease of 2.6% YoY
•Total Orders of 1.686 million
◦vs. 1.789 million in 2Q23
◦A decrease of 5.8% YoY
Financial Outlook
For third quarter 2024, ThredUp expects:
•Consolidated Revenue in the range of $69 million to $71 million
◦U.S. Revenue in the range of $59 million to $61 million
•Consolidated Gross margin in the range of 69.8% to 71.8%
◦U.S. Gross margin in the range of 77.5% to 79.5%
•Consolidated Adjusted EBITDA margin in the range of (6.0)% to (4.0)%
◦U.S. Adjusted EBITDA margin in the range of (1.0)% to 1.0%
•Consolidated Depreciation and amortization of approximately $4.8 million
•Consolidated Stock-based compensation of approximately $6.9 million
•Weighted-average shares of approximately 113 million
For fourth quarter 2024, ThredUp expects:
•Consolidated Revenue in the range of $70 million to $72 million
◦U.S. Revenue in the range of $57 million to $59 million
•Consolidated Gross margin in the range of 68.8% to 70.8%
◦U.S. Gross margin in the range of 77.5% to 79.5%
•Consolidated Adjusted EBITDA margin in the range of (4.5)% to (2.5)%
◦U.S. Adjusted EBITDA margin in the range of 0.0% to 2.0%
•Consolidated Depreciation and amortization of approximately $4.8 million
•Consolidated Stock-based compensation of approximately $6.8 million
•Weighted-average shares of approximately 115 million
For fiscal year 2024, ThredUp expects:
•Consolidated Revenue in the range of $298 million to $302 million
◦U.S. Revenue in the range of $247 million to $251 million
•Consolidated Gross margin in the range of 69.6% to 70.6%
◦U.S. Gross margin in the range of 78.5% to 79.5%
•Consolidated Adjusted EBITDA margin in the range of (3.3)% to (2.3)%
◦U.S. Adjusted EBITDA margin in the range of 1.0% to 2.0%
•Depreciation and amortization of approximately $19.4 million
•Stock-based compensation of approximately $28.0 million
•Weighted-average shares of approximately 114 million
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Revenue:
Consignment	$41,553	$37,470	$46,479	$53,415	$57,838	$55,877	$61,225	$63,855
Product	26,392	33,848	29,443	29,243	24,211	25,516	18,363	15,900
Total revenue	67,945	71,318	75,922	82,658	82,049	81,393	79,588	79,755
Cost of revenue:
Consignment	9,087	7,661	9,220	9,580	10,131	10,801	10,502	12,266
Product	14,362	18,691	15,609	17,346	15,291	20,239	13,760	11,369
Total cost of revenue	23,449	26,352	24,829	26,926	25,422	31,040	24,262	23,635
Gross profit	44,496	44,966	51,093	55,732	56,627	50,353	55,326	56,120
Gross margin % of revenue	65.5%	63.1%	67.3%	67.4%	69.0%	61.9%	69.5%	70.4%
Operating expenses:
Operations, product and technology	38,702	33,818	38,347	39,771	40,355	38,239	41,051	38,921
Marketing	14,752	12,999	16,870	18,643	19,406	11,354	13,413	16,053
Sales, general and administrative	15,232	14,538	16,059	16,030	15,058	15,510	17,573	15,440
Total operating expenses	68,686	61,355	71,276	74,444	74,819	65,103	72,037	70,414
Operating expenses % of revenue	101.1%	86.0%	93.9%	90.1%	91.2%	80.0%	90.5%	88.3%
Operating loss	(24,190)	(16,389)	(20,183)	(18,712)	(18,192)	(14,750)	(16,711)	(14,294)
Operating loss % of revenue	(35.6)%	(23.0)%	(26.6)%	(22.6)%	(22.6)%	(18.1)%	(21.0)%	(17.9)%
Interest expense	(103)	(41)	(77)	(721)	(732)	(709)	(677)	(652)
Other income (expense), net	624	(3,065)	476	685	845	841	845	998
Loss before income taxes	(23,669)	(19,495)	(19,784)	(18,748)	(18,079)	(14,618)	(16,543)	(13,948)
Provision (benefit) for income taxes	9	4	9	12	3	(5)	11	6
Net loss	$(23,678)	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)	$(13,954)
Net loss margin	(34.8)%	(27.3)%	(26.1)%	(22.7)%	(22.0)%	(18.0)%	(20.8)%	(17.5)%

ThredUp Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Net loss	$(23,678)	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)	$(13,954)
Stock-based compensation expense	7,177	6,059	9,391	7,628	7,888	6,775	7,211	7,009
Depreciation and amortization	3,539	3,816	3,681	4,836	5,364	4,851	4,933	4,865
Severance and other reorganization costs	1,809	(14)	—	551	507	138	2,986	(122)
Interest expense	103	41	77	721	732	709	677	652
Provision (benefit) for income taxes	9	4	9	12	3	(5)	11	6
Impairment of non-marketable equity investment	—	3,750	—	—	—	—	—	—
Adjusted EBITDA loss	$(11,041)	$(5,843)	$(6,635)	$(5,012)	$(3,588)	$(2,145)	$(736)	$(1,544)
Adjusted EBITDA loss margin	(16.2)%	(8.2)%	(8.7)%	(6.1)%	(4.4)%	(2.6)%	(0.9)%	(1.9)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Operations, product, and technology	$38,702	$33,818	$38,347	$39,771	$40,355	$38,239	$41,051	$38,921
Marketing	14,752	12,999	16,870	18,643	19,406	11,354	13,413	16,053
Sales, general, and administrative	15,232	14,538	16,059	16,030	15,058	15,510	17,573	15,440
Total operating expenses	68,686	61,355	71,276	74,444	74,819	65,103	72,037	70,414
Less: Stock-based compensation expense	(7,177)	(6,059)	(9,391)	(7,628)	(7,888)	(6,775)	(7,211)	(7,009)
Less: Severance and other	(1,809)	14	—	(551)	(507)	(138)	(2,986)	122
Total non-GAAP operating expenses	$59,700	$55,310	$61,885	$66,265	$66,424	$58,190	$61,840	$63,527
Non-GAAP operating expenses % of revenue	87.9%	77.6%	81.5%	80.2%	81.0%	71.5%	77.7%	79.7%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Operations, product, and technology	$2,480	$2,193	$3,671	$2,913	$2,858	$2,625	$2,571	$2,867
Marketing	818	767	1,205	923	1,264	392	202	161
Sales, general, and administrative	3,879	3,099	4,515	3,792	3,766	3,758	4,438	3,981
Total stock-based compensation expense	$7,177	$6,059	$9,391	$7,628	$7,888	$6,775	$7,211	$7,009

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Operations, product, and technology	$1,260	$(22)	$—	$115	$148	$78	$1,197	$(94)
Marketing	99	—	—	255	243	59	537	(2)
Sales, general, and administrative	450	8	—	181	116	1	1,252	(26)
Total severance and other reorganization costs	$1,809	$(14)	$—	$551	$507	$138	$2,986	$(122)

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Assets:
Current assets:
Cash and cash equivalents	$68,552	$56,084	$50,112	$44,755
Marketable securities	5,575	8,100	12,399	10,525
Accounts receivable, net	5,993	7,813	6,929	5,888
Inventory	18,173	15,687	11,582	10,313
Other current assets	7,199	6,204	5,834	6,698
Total current assets	105,492	93,888	86,856	78,179
Operating lease right-of-use assets	43,090	42,118	47,138	45,624
Property and equipment, net	90,270	87,672	85,083	82,839
Goodwill	11,455	11,957	11,677	11,608
Intangible assets	8,460	8,156	7,329	6,628
Other assets	6,621	6,176	6,196	6,333
Total assets	$265,388	$249,967	$244,279	$231,211
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$12,426	$9,457	$9,133	$10,897
Accrued and other current liabilities	40,225	35,934	37,541	34,210
Seller payable	21,516	21,495	21,037	19,182
Operating lease liabilities, current	6,383	5,949	5,517	5,513
Current portion of long-term debt	3,834	3,838	3,843	3,847
Total current liabilities	84,384	76,673	77,071	73,649
Operating lease liabilities, non-current	45,257	44,621	49,750	48,068
Long-term debt, net of current portion	22,968	22,006	21,044	20,080
Other non-current liabilities	3,231	2,750	2,884	2,925
Total liabilities	155,840	146,050	150,749	144,722
Commitments and contingencies
Stockholders’ equity:
Common stock	11	11	11	11
Additional paid-in capital	577,740	585,156	592,193	599,333
Accumulated other comprehensive loss	(3,941)	(2,375)	(3,245)	(3,472)
Accumulated deficit	(464,262)	(478,875)	(495,429)	(509,383)
Total stockholders’ equity	109,548	103,917	93,530	86,489
Total liabilities and stockholders’ equity	$265,388	$249,967	$244,279	$231,211

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Cash flows from operating activities:
Net loss	$(18,082)	$(14,613)	$(16,554)	$(13,954)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	5,364	4,851	4,933	4,865
Stock-based compensation expense	7,888	6,775	7,211	7,009
Reduction in carrying amount of right-of-use assets	1,611	1,567	1,667	1,426
Other	(232)	798	28	(719)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,289)	(1,753)	815	1,027
Inventory	1,797	3,082	3,825	1,204
Other current and non-current assets	1,754	125	312	(322)
Accounts payable	3,872	(2,352)	(223)	1,328
Accrued and other current liabilities	(2,581)	(4,761)	1,742	(3,377)
Seller payable	2,057	(46)	(442)	(1,851)
Operating lease liabilities	(1,186)	(1,669)	(1,986)	(1,599)
Other non-current liabilities	250	21	65	(9)
Net cash provided by (used in) operating activities	223	(7,975)	1,393	(4,972)
Cash flows from investing activities:
Purchases of marketable securities	(1,973)	(8,064)	(8,665)	(6,488)
Maturities of marketable securities	22,500	5,600	4,500	8,500
Purchases of property and equipment	(1,483)	(2,209)	(1,620)	(1,170)
Net cash provided by (used in) investing activities	19,044	(4,673)	(5,785)	842
Cash flows from financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	1,625	1,401	727	1,061
Payment of withholding taxes on stock-based awards	(1,859)	(1,021)	(1,207)	(1,243)
Net cash used in financing activities	(1,234)	(620)	(1,480)	(1,182)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(554)	162	(115)	(45)
Net change in cash, cash equivalents, and restricted cash	17,479	(13,106)	(5,987)	(5,357)
Cash, cash equivalents, and restricted cash, beginning of period	57,096	74,575	61,469	55,482
Cash, cash equivalents, and restricted cash, end of period	$74,575	$61,469	$55,482	$50,125

ThredUp Inc.
Reconciliation of GAAP Net Cash Provided By (Used In) Operating Activities to Non-GAAP Free Cash Flow
(in thousands, unaudited)
Three Months Ended	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Net cash provided by (used in) operating activities	$223	$(7,975)	$1,393	$(4,972)
Less: Purchases of property and equipment	(1,483)	(2,209)	(1,620)	(1,170)
Non-GAAP free cash flow	$(1,260)	$(10,184)	$(227)	$(6,142)

ThredUp Inc.
Geographic Information for Revenue, Gross Profit and Gross Margin
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Revenue:
U.S.	$62,244	$66,720	$68,084	$61,447	$64,533	$66,717
Europe	13,678	15,938	13,965	19,946	15,055	13,038
Total	$75,922	$82,658	$82,049	$81,393	$79,588	$79,755
Gross Profit:
U.S.	$46,400	$50,986	$53,454	$47,622	$51,713	$52,558
Europe	4,693	4,746	3,173	2,731	3,613	3,562
Total	$51,093	$55,732	$56,627	$50,353	$55,326	$56,120
Gross Margin:
U.S.	74.5%	76.4%	78.5%	77.5%	80.1%	78.8%
Europe	34.3%	29.8%	22.7%	13.7%	24.0%	27.3%

ThredUp Inc.
U.S. Active Buyers
(in millions, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
U.S. Active Buyers	1.330	1.332	1.346	1.357	1.296	1.257

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “looking ahead,” seeking or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the third and the fourth quarters and full year of 2024; statements about the Company’s intention to exit the European market and to seek strategic alternatives for its Remix business; statements about future operating results and our long term growth and the focus of the Company’s resources and attention in the United States; trends, consumer demand and growth in the global and U.S. online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or reorganization activities, including our intention to reshape ThredUp into an AI-powered resale company; the impact, including on an annualized basis, of our reduction in corporate expenses and headcount; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.

More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.
Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA loss, Adjusted EBITDA loss margin, free cash flow, Non-GAAP operating expenses, and other operating and business metrics. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures and other operating and business metrics are useful in evaluating our operating performance and enhancing an overall understanding of our financial position. We use these measures and metrics to evaluate and assess our operating performance, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Our non-GAAP financial measures and other operating and business metrics are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures and other operating and business metrics used by other companies.
A reconciliation is provided above for Adjusted EBITDA loss to net loss and Non-GAAP operating expenses to total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA loss as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, severance and other reorganization costs, interest expense, provision (benefit) for income taxes, and impairment of non-marketable equity investment. Non-GAAP Adjusted EBITDA loss margin represents Non-GAAP Adjusted EBITDA loss divided by total revenue for the same period. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by (used in) operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate free cash flow as Net cash provided by (used in) operating activities adjusted to exclude Purchases of property and equipment.
We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.

An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.